Vessels	12 Months Ended
Dec. 31, 2013
Vessels [Abstract]
Vessels

4.       Vessels

On February 19, 2013, the Company, through its subsidiary Nauru, entered into a memorandum of agreement with a third party company to acquire the container vessel “Hanjin Malta” for the purchase price of $22,000. The vessel was acquired with time charter attached (Note 5) and was delivered to the Company on March 15, 2013. On August 8, 2013, the Company, through its subsidiaries Eluk and Oruk, contracted to acquire the container vessels “Puelo” and “Pucon” respectively, for the purchase price of $47,000 each. The vessels were delivered to the Company on August 22, 2013 and September 20, 2013, respectively.

During 2013, at each quarter end, the Company has individually assessed for recoverability the carrying values of each of the fleet's vessels. In performing its assessment, the Company, after taking into account factors as the vessels' age and employment prospects under the current market conditions, determined the future undiscounted cash flows for each of its vessels, considering its various alternatives, including that certain vessels would be sold immediately after the expiration of their existing charter parties. This assessment concluded that the carrying values of certain vessels in the fleet were not recoverable and accordingly, the Company has recognized an aggregate impairment loss of $42,323, which is separately reflected in the accompanying statements of operations. The fair values of the vessels were determined through Level 3 inputs of the fair value hierarchy as determined by management, making also use of available market data for the market value of vessels with similar characteristics. Between those vessels for which an impairment loss was recorded during 2013, the vessel “APL Sardonyx” was the only vessel that remained within the Company's fleet as at December 31, 2013, and was measured at fair value on a non-recurring basis as a result of the management's impairment test exercise. The fair value and impairment loss of the specific vessel are presented below:

Vessel	Fair Value Measurement	Vessel Impairment Loss
APL Sardonyx	9,500	9,697

In April, May and December 2013, the Company sold the vessels “Maersk Madrid”, “Maersk Merlion”, “Maersk Malacca” and “APL Spinel” to unrelated parties for demolition, for the aggregate sale price of $37,494, net of address commissions. In May, June and December 2013, the vessels were delivered to their new owners. The aggregate loss from the sale of the four vessels, including direct to sale expenses, amounted to $16,481, and is separately reflected in the accompanying statements of operations.

The amounts in the accompanying consolidated balance sheets are analyzed as follows:

	Vessels' Cost	Accumulated Depreciation	Net Book Value

Balance, December 31, 2011	$166,218	$(7,391)	$158,827
- Acquisitions, improvements and other vessels' costs	114,594	-	114,594
- Depreciation for the period	-	(12,476)	(12,476)
Balance, December 31, 2012	$280,812	$(19,867)	$260,945
- Acquisitions and other vessels' costs (Note 5)	$107,864	-	107,864
- Vessels' disposals	(62,245)	12,101	(50,144)
- Depreciation for the period	-	(10,970)	(10,970)
- Impairment charges	(42,323)	-	(42,323)
Balance, December 31, 2013	$284,108	$(18,736)	$265,372

As at December 31, 2013 and 2012, acquisitions, improvements and other vessel's costs include capitalized costs of $364 and $594, respectively.

As at December 31, 2013, certain of the Company's vessels, having a total carrying value of $209,343, were provided as collateral to secure the revolving credit facility with the Royal Bank of Scotland plc, discussed in Note 6.

As at December 31, 2013, all vessels were operating under time charter agreements.